Filed Pursuant to Rule 497(e)
                                                      Registration No. 333-80099


                        THE GABELLI BLUE CHIP VALUE FUND
                                  (THE "FUND")

                        SUPPLEMENT DATED NOVEMBER 1, 2004
   TO THE PROSPECTUSES DATED MAY 1, 2004 AND AS SUPPLEMENTED ON AUGUST 3, 2004

THE FOLLOWING INFORMATION SETS FORTH CERTAIN CHANGES TO THE "REDEMPTION OF SHARES" SECTION OF THE FUNDS' SUPPLEMENTED PROSPECTUSES DATED AUGUST 3, 2004.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

The Fund imposes a 2.00% redemption fee (short-term trading fee) on Class AAA, Class I, Class A, Class B and Class C shares that are sold or exchanged within 60 days after the purchase date. Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. The redemption fee is computed by redeeming shares in the reverse order of purchase (the latest shares acquired will be treated as being redeemed first). The redemption fee will not apply to redemptions of shares where (i) the shares are purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) shares are purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or
(iv) shares are purchased through programs that the Adviser determines have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures will be in place prior to January 1, 2005.

Any shareholder purchasing shares of the Fund through an intermediary should check with the intermediary or the Fund to determine whether the shares will be subject to the redemption fee.

The Fund reserves the right to refuse any purchase request or exchange order.